Redeemable Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2021
Redeemable Noncontrolling Interest
Schedule of redeemable non controlling interest

The table below presents the reconciliation of changes in redeemable noncontrolling interest:

	2021	2020	2019
Balance as of January 1,	$848	$28	$(245)
Merger of BuzzFeed Japan and HuffPost Japan	510	—	—
Allocation of net (income) loss	936	820	273
Balance as of December 31,	$2,294	$848	$28